                                                                      EXHIBIT 24

                               POWER OF ATTORNEY

   The undersigned Directors of UNC Incorporated (the "Corporation") each hereby constitutes and appoints Richard H. Lange and Robert L. Pevenstein, and each of them, with power of substitution, our true and lawful attorneys with full power to sign for us, in our names and in the capacities indicated below, a registration statement on Form S-3 (or other applicable form), and all amendments thereto (including post-effective amendments), for the purpose of registering under the Securities Act of 1933 (i) up to 250,000 shares of the outstanding Series B Senior Cumulative Convertible Preferred Stock of the Corporation (the "Series B Preferred Stock"), (ii) all of the shares of the Corporation's Common Stock which may be issued from time to time by the Corporation upon the conversion of the Series B Preferred Stock, and (iii) all of the shares of the Corporations's Series C Senior Cumulative Preferred Stock which may be issued from time to time by the Corporation in connection with the payment of dividends on the Series B Preferred Stock.

        Signature                Title              Date
        ---------                -----              ----
/s/ Berl Bernhard                Director           September 27, 1996
-----------------------------
Berl Bernhard

/s/ Beverly Byron                Director           September 27, 1996
-----------------------------
Beverly Byron

/s/ John K. Castle               Director           September 27, 1996
-----------------------------
John K. Castle

/s/ John W. Gildes               Director           September 27, 1996
-----------------------------
John W. Gildes

/s/ Freeman A. Hrabowski, III    Director           September 27, 1996
-----------------------------
Freeman A. Hrabowski, III

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

        Signature               Title                       Date
        ---------               -----                       ----

/s/ George V. McGowan           Director                    September 27, 1996
-----------------------
George V. McGowan

/s/ Jack Moseley                Director                    September 27, 1996
-----------------------
Jack Moseley

/s/ Lawrence A. Skantze         Director                    September 27, 1996
-----------------------
Lawrence A. Skantze

                                      2